                                                                   Exhibit 10.59

                               JOINDER SUPPLEMENT

     JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, AmeriCredit Financial Services, Inc. ("AmeriCredit"), individually, as a Seller and as Servicer, AmeriCredit Funding Corp. VII("AFC"), individually and as a Seller, AmeriCredit Master Trust (the "Issuer"), the Agent named in Item 5 of Schedule I hereto (the "Agent"), and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H:

     WHEREAS, this Supplement is being executed and delivered under the Amended and Restated Class A-1 Note Purchase Agreement, dated as of February 22, 2002, among AmeriCredit, AFC, the Issuer, the Class A-1 Purchasers from time to time parties thereto, the Agents for the Purchaser Groups from time to time parties thereto, and the Administrative Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Agreement"; unless otherwise defined herein, terms defined in the Agreement are used herein as therein defined); and

     WHEREAS, the party set forth in Item 2 of Schedule I hereto (the "Proposed Purchaser") wishes to become a Class A-1 Purchaser designated as a Committed Purchaser party to the Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     (a) Upon receipt by the Administrative Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and
Schedule II, each of which has been executed by the Proposed Purchaser, AmeriCredit, AFC, the Issuer, the Agent and the Administrative Agent, the Administrative Agent will transmit to the Proposed Purchaser, AmeriCredit, AFC, the Issuer and the Agent, a Joinder Effective Notice, substantially in the form of Schedule III to this Supplement (a "Joinder Effective Notice"). Such Joinder Effective Notice shall be executed by the Administrative Agent and shall set forth, inter alia, the date on which the joinder effected by this Supplement shall become effective (the "Joinder Effective Date"). From and after the Joinder Effective Date, the Proposed Purchaser shall be a Class A-1 Purchaser designated as a Committed Purchaser party to the Agreement for all purposes thereof.

     (b) Each of the parties to this Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement.

     (c) By executing and delivering this Supplement, the Proposed Purchaser confirms to and agrees with the Administrative Agent, the Agents and the Class A-1 Purchasers as follows: (i) none of the Administrative Agent, the Agents or the Class A-1 Purchasers makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto, or with respect to any notes issued under the Indenture (including, without limitation, the Class A-1 Notes), or the Trust Estate (as defined under the Indenture) or the financial condition of AmeriCredit, AFC, any Seller, the Servicer, the Trustee, the Trust Collateral Agent, the Backup Servicer or the Issuer, or the performance or observance by AmeriCredit, AFC, any Seller, the Servicer, the Trustee, the Trust Collateral Agent, the Backup Servicer or the Issuer of any of their respective obligations under the Agreement, any other Related Document or any other instrument or document furnished pursuant thereto; (ii) the Proposed Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iii) the Proposed Purchaser will, independently and without reliance upon the Administrative Agent, any Agent or any other Class A-1 Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) the Proposed Purchaser appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 7 of the Agreement; (v) the Proposed Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Indenture and Article 7 of the Agreement; and (vi) the Proposed Purchaser agrees (for the benefit of the parties hereto and the other Class A-1 Purchasers) that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Class A-1 Purchaser designated as a Committed Purchaser.

     (d) Schedule II hereto sets forth administrative information with respect to the Proposed Purchaser.

     (e) This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

                                                                   SCHEDULE I TO
                                                              JOINDER SUPPLEMENT

                          COMPLETION OF INFORMATION AND
                        SIGNATURES FOR JOINDER SUPPLEMENT

     Re: Amended and Restated Class A-1 Note Purchase Agreement, dated as of February 22, 2002, among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, AmeriCredit Financial Services, Inc., the other parties thereto and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Administrative Agent.


Item 1: Date of Joinder Supplement:  May 10, 2002

Item 2: Proposed Purchaser:          Bank One, NA (Main Office Chicago)

Item 3: Type of Class A-1 Purchaser:      _____   CP Conduit
                                            X     Committed

Item 4: Complete if Committed Purchaser: Commitment - $10,000,000
                                            Committed Purchaser with respect to:
                                            Jupiter Securitization Corporation

Item 5: Name of Agent:            Bank One, NA (Main Office Chicago)

Item 6: Name of Purchaser Group:  Jupiter Purchaser Group

Item 7:      Signatures of Parties to Agreement:

                                         BANK ONE, NA (Main Office Chicago), as
                                         Proposed Purchaser

                                         By:____________________________________
                                            Name:
                                            Title:

                                  AMERICREDIT FINANCIAL SERVICES,
                                  INC., individually, as Seller and as Servicer

                                  By:___________________________________________
                                     Name:
                                     Title:


                                  AMERICREDIT FUNDING CORP. VII,
                                  individually and as a Seller

                                  By:___________________________________________
                                     Name:
                                     Title:


                                  AMERICREDIT MASTER TRUST,
                                  By:   AmeriCredit Financial Services, Inc.,
                                        attorney-in-fact


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  DEUTSCHE BANK TRUST COMPANY
                                  AMERICAS, formerly known as Bankers
                                  Trust Company, as Administrative Agent

                                  By:___________________________________________
                                     Name:
                                     Title:


                                  By:___________________________________________
                                     Name:
                                     Title:

                                  BANK ONE, NA (Main Office Chicago) as
                                  Agent


                                  By:___________________________________________
                                     Name:
                                     Title:

                                                                  SCHEDULE II TO
                                                              JOINDER SUPPLEMENT

                        LIST OF INVESTING OFFICES, ADDRESS
                        FOR NOTICES AND WIRE INSTRUCTIONS

Address for Notices:  BANK ONE, NA (Main Office Chicago)
                      1 Bank Plaza, Suite IL 1-0594, 19/th/ Floor
                      Chicago, IL 60670-0594
                      Attention:  ABF Portfolio Management

Investing Office:     BANK ONE, NA (Main Office Chicago)
                      1 Bank Plaza, Suite IL 1-0594, 19/th/ Floor
                      Chicago, IL 60670-0594
                      Attention:  ABF Portfolio Management

Wire Instructions:    BANK ONE, NA
                      Chicago, IL
                      ABA#:  071 000 013
                      Conduit:  Jupiter
                      DDA Account #:  59-48118
                      Reference:  AmeriCredit Master Trust

                                                                 SCHEDULE III TO
                                                              JOINDER SUPPLEMENT

                                     FORM OF
                            JOINDER EFFECTIVE NOTICE

To:   BANK ONE, NA (Main Office Chicago)             AmeriCredit Financial Services, Inc.
      1 Bank Plaza, Suite IL 1-0594, 19/th/ Floor    801 Cherry Street-Suite 3900
      Chicago, IL 60670-0594                         Fort Worth, Texas 76102
      Attention:  ABF Portfolio Management

      AmeriCredit Funding Corp. VII                  AmeriCredit Master Trust
      801 Cherry Street-Suite 3900                   c/o AmeriCredit Financial Services, Inc.
      Fort Worth, Texas 76102                        801 Cherry Street-Suite 3900
                                                     Fort Worth, Texas 76102

     The undersigned, as Administrative Agent under the Amended and Restated Class A-1 Note Purchase Agreement, dated as of February 22, 2002, among AmeriCredit Master Trust, AmeriCredit Funding Corp. VII, AmeriCredit Financial Services, Inc., the other parties thereto and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Administrative Agent, acknowledges receipt of five executed counterparts of a completed Joinder Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

     Pursuant to such Supplement, you are advised that the Joinder Effective Date for of Bank One, NA (Main Office Chicago) will be May 10, 2002 and such Proposed Purchaser will be a Class A-1 Purchaser designated as a Committed Purchaser with a Commitment of $10,000,000.

                                          Very truly yours,

                                          DEUTSCHE BANK TRUST COMPANY
                                          AMERICAS, formerly known as Bankers
                                          Trust Company, as Administrative Agent

                                          By:___________________________________
                                             Name:
                                             Title:


                                          By:___________________________________
                                             Name:
                                             Title: